                                                                   Exhibit 99.19

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                         $293,916,766
Aggregate Original Principal
   Balance                                   $293,952,193
Number of Mortgage Loans                            1,489

                                   MINIMUM      MAXIMUM          AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance         $47,000      $976,000          $197,416
Outstanding Principal Balance      $47,000      $976,000          $197,392

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   360           360                360
Stated remaining Term (mos)           355           360                359
Loan Age (mos)                          0             5                  1
Current Interest Rate               5.875%        9.875%             7.699%
Initial Interest Rate Cap(4)        3.000%        3.000%             3.000%
Periodic Rate Cap(4)                1.000%        1.000%             1.000%
Gross Margin(4)                     4.875%        8.625%             6.638%
Maximum Mortgage Rate(4)           11.875%       15.875%            13.635%
Minimum Mortgage Rate(4)            5.875%        9.875%             7.635%
Months to Roll(4)                      21            83                 28
Original Loan-to-Value              22.86%        89.47%             78.48%
Combined Loan-to-Value              79.53%       100.00%             99.52%
Credit Score (3)                      544           809                655

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    04/01/2036    09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                           100.00%
2nd Lien                             0.00%

OCCUPANCY
Primary                             99.84%
Second Home                          0.00%
Investment                           0.16%

LOAN TYPE
Fixed Rate                          19.75%
ARM                                 80.25%

AMORTIZATION TYPE
Fully Amortizing                    12.25%
Interest Only                       12.86%
15/30 Balloon                        0.00%
30/40 Balloon                        1.87%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                 0.00%
2005                                 0.00%
2006                               100.00%

LOAN PURPOSE
Purchase                            85.40%
Refinance - Rate Term                1.72%
Refinance - Cashout                 12.88%

PROPERTY TYPE
Single Family Residence             71.32%
Condominium                          6.10%
Planned Unit Development            18.30%
2-4 Family                           4.28%
Townhouse                            0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                2       316,547      0.11      5.933      672      158,274      77.30     53.53    100.00   53.89
6.001% to 6.500%               24     6,170,305      2.10      6.418      708      257,096      79.16     49.78    100.00   54.66
6.501% to 7.000%              203    53,517,784     18.21      6.893      692      263,634      78.16     46.34     59.77   29.88
7.001% to 7.500%              357    74,422,823     25.32      7.333      666      208,467      78.52     46.81     63.32   10.84
7.501% to 8.000%              414    76,636,663     26.07      7.829      644      185,113      78.36     46.40     68.69    8.75
8.001% to 8.500%              282    48,389,340     16.46      8.301      631      171,593      78.52     45.54     61.25    5.35
8.501% to 9.000%              166    28,624,238      9.74      8.756      623      172,435      78.93     44.18     55.69    3.14
9.001% to 9.500%               32     4,333,301      1.47      9.226      607      135,416      79.29     42.37     71.64    0.00
9.501% to 10.000%               9     1,505,764      0.51      9.678      612      167,307      79.72     45.16     93.95    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                  1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15    64.08    12.86
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15    64.08    12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN             MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRINCIPAL BALANCES          LOANS   OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  ----------  -----------  --------  --------  -------  -------
$50,000 or less                 5       243,929      0.08      8.066          640     48,786      61.54     38.38     79.91     0.00
$50,001 to $100,000           276    22,859,173      7.78      8.048          631     82,823      78.08     43.65     86.76     1.57
$100,001 to $150,000          415    51,223,022     17.43      7.901          637    123,429      78.75     45.04     79.65     4.03
$150,001 to $200,000          279    48,921,206     16.64      7.713          649    175,345      78.72     46.17     73.40     7.18
$200,001 to $250,000          158    35,198,288     11.98      7.687          657    222,774      78.74     46.53     62.20     7.55
$250,001 to $300,000          115    31,445,394     10.70      7.616          661    273,438      78.32     46.90     51.38    15.62
$300,001 to $350,000           73    23,572,212      8.02      7.561          670    322,907      78.16     46.46     46.63    15.46
$350,001 to $400,000           52    19,624,526      6.68      7.561          663    377,395      78.85     48.59     48.05    31.03
$400,001 to $450,000           36    15,294,213      5.20      7.636          669    424,839      78.33     48.53     47.19    19.44
$450,001 to $500,000           27    12,753,873      4.34      7.634          669    472,366      78.73     44.90     48.46    18.63
$500,001 to $550,000           17     8,868,256      3.02      7.593          677    521,662      78.20     46.73     35.32    29.19
$550,001 to $600,000           15     8,697,358      2.96      7.457          662    579,824      77.68     48.17     53.34    26.54
$600,001 to $650,000            7     4,488,956      1.53      7.320          687    641,279      77.60     48.90     57.81    42.25
$650,001 to $700,000            5     3,406,263      1.16      7.549          677    681,253      78.98     41.16     60.28    19.96
$700,001 to $750,000            2     1,467,750      0.50      7.194          682    733,875      77.53     33.40    100.00     0.00
$750,001 to $800,000            3     2,322,407      0.79      7.457          632    774,136      78.28     51.98    100.00     0.00
$800,001 to $850,000            2     1,664,644      0.57      7.183   710.818246    832,322      77.52     43.16    100.00    50.46
$850,001 to $900,000            1       889,295      0.30      6.750          689    889,295      75.00     43.85    100.00   100.00
$900,001 to $950,000            0             0        --         --            0          0         --        --      0.00     0.00
$950,001 to $1,000,000          1       976,000      0.33      7.750          688    976,000      80.00     41.89    100.00     0.00
                            -----   -----------    ------      -----   ----------    -------      -----     -----    ------   ------
TOTAL:                      1,489   293,916,766    100.00      7.699          655    197,392      78.48     46.15     64.08    12.86
                            =====   ===========    ======      =====   ==========    =======      =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                         NUMBER    AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES             LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------  --------  -----------  -----------  -----------  --------  -----------  --------  --------  -------  -------
2/28 LIBOR Loans            191    44,734,370  15.22008098  7.385336423     681      234,211      78.65     45.80    46.92    70.71
2/28 LIBOR Loans (40
   Year Amortization)        19     3,729,139         1.27        7.639     676      196,270      78.16     45.68    58.91     0.00
2/28 LIBOR Loans (45
   Year Amortization)       415    98,926,442        33.66        7.661     663      238,377      78.21     46.22    48.40     0.00
30 Year Fixed Loans         142    18,188,083         6.19        7.994     625      128,085      78.86     43.82    95.60     5.29
30/40 Balloon Loans           7       961,068         0.33        8.358     612      137,295      79.98     41.31   100.00     0.00
30/45 Balloon Loans         243    38,890,061        13.23        7.934     621      160,041      79.26     46.20    93.69     0.00
3/27 LIBOR Loans             49     7,407,652         2.52        7.728     660      151,177      78.89     44.54    71.29    33.12
3/27 LIBOR Loans (40
   Year Amortization)         4       484,635         0.16        7.646     697      121,159      78.47     32.10    23.51     0.00
3/27 LIBOR Loans (45
   Year Amortization)       382    73,083,386        24.87        7.778     649      191,318      78.19     47.25    71.11     0.00
5/25 LIBOR Loans             14     3,473,711         1.18        7.016     698      248,122      78.99     45.63    90.88    79.12
5/25 LIBOR Loans (40
   Year Amortization)         2       329,731         0.11        7.552     646      164,865      79.98     45.65    68.34     0.00
5/25 LIBOR Loans (45
   Year Amortization)        18     3,206,990         1.09        7.527     697      178,166      77.71     46.85    49.96     0.00
7/23 LIBOR Loans (45
   Year Amortization)         3       501,500         0.17        7.518     694      167,167      80.00     32.49    28.71     0.00
                          -----   -----------  -----------  -----------     ---      -------      -----     -----   ------    -----
TOTAL:                    1,489   293,916,766       100.00        7.699     655      197,392      78.48     46.15    64.08    12.86
                          =====   ===========  ===========  ===========     ===      =======      =====     =====   ======    =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              272    36,009,267     12.25      7.875      640      132,387      78.76     44.09     79.31     0.00
Balloon                     1,093   220,112,950     74.89      7.749      652      201,384      78.39     46.47     64.30     0.00
60 Month Interest-Only        119    36,831,598     12.53      7.220      692      309,509      78.69     46.18     46.96   100.00
120 Month Interest-Only         5       962,950      0.33      8.204      641      192,590      79.99     47.85    100.00   100.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15     64.08    12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,097   235,877,554     80.25      7.635      663      215,021      78.32     46.34    56.62    15.61
Fixed Rate                    392    58,039,211     19.75      7.960      622      148,059      79.14     45.38    94.40     1.66
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15    64.08    12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC     IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         4       412,433      0.14      8.671     617       103,108      80.00     41.48     77.91    0.00
Arizona                        36     7,599,947      2.59      7.787     644       211,110      78.11     41.55     80.05    5.27
Arkansas                        7       749,738      0.26      8.080     632       107,105      76.58     39.18     81.49    0.00
California                    291    99,769,784     33.94      7.399     673       342,851      77.81     47.56     46.48   28.44
Colorado                       99    16,501,428      5.61      7.574     641       166,681      79.91     46.78     83.45    3.80
Connecticut                     1       303,949      0.10      8.375     746       303,949      80.00     48.13      0.00    0.00
Florida                       132    24,874,556      8.46      7.750     655       188,444      78.51     44.54     54.03    8.50
Georgia                        60     8,427,254      2.87      7.966     633       140,454      78.44     47.09     92.85    0.00
Idaho                          50     6,356,388      2.16      7.923     643       127,128      76.47     45.28     78.47    3.69
Illinois                       12     2,411,826      0.82      8.623     631       200,985      80.00     45.77     58.07    6.97
Indiana                         9     1,167,264      0.40      7.686     596       129,696      79.20     41.21    100.00    0.00
Iowa                            8       949,515      0.32      8.212     621       118,689      79.89     43.02    100.00    0.00
Kansas                         18     2,094,833      0.71      7.863     654       116,380      78.64     44.50     70.55    0.00
Kentucky                       19     1,911,158      0.65      7.981     623       100,587      79.83     42.21     85.18    0.00
Maine                           3       229,513      0.08      7.966     710        76,504      77.09     35.43     72.55    0.00
Maryland                       13     3,996,152      1.36      8.235     635       307,396      78.88     49.88     65.04    0.00
Massachusetts                  21     6,377,571      2.17      8.353     650       303,694      79.44     46.17     87.77    0.00
Michigan                       50     6,245,046      2.12      8.066     647       124,901      79.95     42.26     71.20    1.50
Minnesota                      21     3,843,487      1.31      7.777     644       183,023      79.24     44.20     66.55    9.07
Mississippi                     1       126,655      0.04      8.500     560       126,655      75.00     44.50    100.00    0.00
Missouri                       18     2,149,068      0.73      7.827     659       119,393      78.86     43.55     65.67    5.92
Nebraska                       13     1,296,329      0.44      7.899     634        99,718      78.86     42.72     94.58    6.66
Nevada                         34     7,907,012      2.69      7.617     665       232,559      78.30     50.06     77.82    5.70
New Jersey                     10     1,782,718      0.61      7.992     640       178,272      79.83     46.98    100.00   10.37
North Carolina                 43     5,405,327      1.84      8.076     624       125,705      77.56     43.77     98.88    0.00
Ohio                          110    13,938,255      4.74      7.939     635       126,711      79.89     43.21     80.40    2.80
Oklahoma                       12     1,041,153      0.35      7.975     631        86,763      77.74     46.14     75.15    0.00
Oregon                         51    10,492,362      3.57      7.729     654       205,733      78.23     47.79     77.34   11.10
Pennsylvania                   30     3,290,476      1.12      7.797     651       109,683      79.08     43.37     69.94    3.04
Rhode Island                    2       367,555      0.13      7.214     692       183,778      80.00     51.51    100.00    0.00
South Carolina                 11     1,106,495      0.38      8.055     619       100,590      77.48     37.52    100.00   11.81
Tennessee                      74     8,452,885      2.88      7.935     623       114,228      77.76     46.01     97.33    7.29
Utah                           29     3,944,159      1.34      7.619     647       136,005      77.29     45.61     75.11    7.08
Virginia                       22     3,108,982      1.06      8.041     628       141,317      77.93     47.48     92.29    0.00
Washington                    140    31,045,431     10.56      7.750     661       221,753      79.25     46.43     50.01    5.79
Wisconsin                      20     2,480,480      0.84      8.280     641       124,024      79.76     45.85     77.31    4.13
Wyoming                        15     1,759,585      0.60      7.845     631       117,306      79.45     40.96     86.46    0.00
                            -----   -----------    ------      -----     ---       -------      -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699     655       197,392      78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====     ===       =======      =====     =====    ======   =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  1        48,000      0.02      7.990      646       48,000      22.86     52.05    100.00    0.00
50.01% to 55.00%                0             0        --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%                0             0        --         --        0            0         --        --      0.00    0.00
60.01% to 65.00%                1       100,050      0.03      7.500      642      100,050      62.53     55.18    100.00    0.00
65.01% to 70.00%                4       628,211      0.21      7.995      668      157,053      70.00     45.96     42.22    0.00
70.01% to 75.00%              428    85,638,068     29.14      7.616      650      200,089      74.96     46.50     66.72   11.27
75.01% to 80.00%             1054   207,332,409     70.54      7.732      657      196,710      79.97     46.00     63.00   13.57
80.01% to 85.00%                0             0        --         --        0            0         --        --      0.00    0.00
85.01% to 90.00%                1       170,028      0.06      8.375      641      170,028      89.47     39.00    100.00    0.00
90.01% to 95.00%                0             0        --         --        0            0         --        --      0.00    0.00
95.01% to 100.00%               0             0        --         --        0            0         --        --      0.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%                0             0        --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%                0             0        --         --        0            0         --        --      0.00    0.00
60.01% to 65.00%                0             0        --         --        0            0         --        --      0.00    0.00
65.01% to 70.00%                0             0        --         --        0            0         --        --      0.00    0.00
70.01% to 75.00%                0             0        --         --        0            0         --        --      0.00    0.00
75.01% to 80.00%                1       152,000      0.05      7.875      625      152,000      70.70     52.73    100.00    0.00
80.01% to 85.00%                3       959,023      0.33      6.988      699      319,674      76.11     51.30    100.00   41.45
85.01% to 90.00%               16     5,446,593      1.85      7.989      639      340,412      77.41     48.15     62.70   11.81
90.01% to 95.00%               40    11,653,781      3.96      7.533      659      291,345      78.86     46.69     70.63   23.65
95.01% to 100.00%            1429   275,705,369     93.80      7.703      655      192,936      78.50     46.06     63.69   12.33
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 14     2,898,752      0.99      7.729      647      207,054      78.25     16.82     76.82    0.00
20.01% to 25.00%               27     4,487,833      1.53      7.816      637      166,216      78.17     22.68     87.53    5.67
25.01% to 30.00%               47     7,098,510      2.42      7.765      654      151,032      78.17     27.92     66.15    9.28
30.01% to 35.00%               87    12,506,914      4.26      7.950      639      143,758      79.12     32.85     70.33   13.50
35.01% to 40.00%              151    26,224,658      8.92      7.718      659      173,673      78.48     38.08     60.45   11.50
40.01% to 45.00%              230    45,124,233     15.35      7.726      656      196,192      78.72     42.76     59.47   15.79
45.01% to 50.00%              438    98,755,787     33.60      7.743      665      225,470      78.52     48.09     43.44   16.13
50.01% to 55.00%              397    79,134,915     26.92      7.598      649      199,332      78.32     52.38     83.64    9.74
55.01% to 60.00%               97    17,525,288      5.96      7.582      638      180,673      78.13     55.47     95.65    8.12
60.01% or greater               1       159,877      0.05      6.917      656      159,877      80.00     60.46    100.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,279   251,003,747     85.40      7.693      657      196,250      78.45     46.17    61.59    13.46
Refinance - Cashout           185    37,847,677     12.88      7.779      646      204,582      78.63     45.55    77.08    10.28
Refinance - Rate Term          25     5,065,342      1.72      7.420      648      202,614      79.00     49.76    90.29     2.21
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15    64.08    12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                1106   209,621,483     71.32      7.708      653      189,531      78.51     46.10    63.28    12.36
Planned Unit Development      239    53,794,959     18.30      7.645      655      225,084      78.68     46.08    72.05    14.14
Condo                         100    17,922,608      6.10      7.746      669      179,226      77.89     46.32    49.35    10.41
Two- to Four-Family            44    12,577,716      4.28      7.724      674      285,857      78.02     46.98    64.43    19.25
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15    64.08    12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          1,056   188,345,584     64.08      7.678      639      178,358      78.42     46.56    100.00    9.69
Stated                        401    98,740,855     33.59      7.727      687      246,237      78.58     45.46      0.00   19.14
Low                            32     6,830,326      2.32      7.872      647      213,448      78.76     44.71      0.00    9.29
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      1487   293,452,816     99.84      7.700      655      197,346      78.48     46.14    64.14    12.83
Investment                      2       463,950      0.16      7.249      680      231,975      79.99     50.72    29.31    29.31
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15    64.08    12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             107    25,135,054      8.55      7.816      663     234,907.05    78.35     45.64     67.57    9.19
1                             867   179,849,218     61.19      7.648      661     207,438.54    78.56     45.52     56.79   15.73
2                             494    83,914,913     28.55      7.762      641     169,868.25    78.44     47.38     76.67    8.58
3                              20     4,911,293      1.67      7.918      619     245,564.66    77.30     50.55     97.56    0.00
5                               1       106,286      0.04      6.990      660     106,286.42    74.98     54.58    100.00    0.00
                            -----   -----------    ------      -----      ---     ----------    -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655        197,392    78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====      ===     ==========    =====     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          227    39,474,687     13.43      8.189      638      173,897      78.67     45.73    81.34     3.66
6 Months                       16     1,936,942      0.66      7.863      654      121,059      78.75     45.40    68.15     0.00
12 Months                      88    28,386,754      9.66      7.685      672      322,577      77.89     45.70    45.25    20.72
24 Months                     480   111,027,451     37.78      7.521      668      231,307      78.41     46.52    49.55    21.51
36 Months                     678   113,090,931     38.48      7.704      644      166,801      78.63     46.06    76.98     5.82
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15    64.08    12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                      0             0        --         --        0            0         --        --      0.00    0.00
501 to 525                      0             0        --         --        0            0         --        --      0.00    0.00
526 to 550                      3       639,034      0.22      8.342      545      213,011      80.00     38.89    100.00    0.00
551 to 575                     28     4,654,755      1.58      8.185      566      166,241      78.89     43.62    100.00    0.00
576 to 600                    207    30,615,282     10.42      8.340      589      147,900      78.42     44.85     98.60    0.26
601 to 625                    290    47,360,772     16.11      7.956      614      163,313      78.63     46.89     95.02    3.28
626 to 650                    334    61,930,380     21.07      7.836      639      185,420      78.01     46.58     70.79    6.21
651 to 675                    246    52,740,946     17.94      7.716      663      214,394      78.21     46.35     52.25   12.99
676 to 700                    190    49,504,395     16.84      7.285      687      260,549      78.75     46.04     40.80   24.07
701 to 725                     98    24,710,625      8.41      7.188      711      252,149      78.82     45.86     34.52   30.03
726 to 750                     44    11,516,426      3.92      7.291      737      261,737      78.84     45.73     32.93   29.22
751 to 775                     37     7,609,981      2.59      7.092      763      205,675      79.27     46.05     36.47   22.17
776 to 800                     10     2,314,169      0.79      7.202      783      231,417      80.00     46.86     50.51   46.36
801 to 825                      2       320,000      0.11      7.106      807      160,000      80.00     46.54      0.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,489   293,916,766    100.00      7.699      655      197,392      78.48     46.15     64.08   12.86
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.001% to 3.500%                0             0        --         --        0            0         --        --      0.00    0.00
3.501% to 4.000%                0             0        --         --        0            0         --        --      0.00    0.00
4.001% to 4.500%                0             0        --         --        0            0         --        --      0.00    0.00
4.501% to 5.000%                2       316,547      0.13      5.933      672      158,274      77.30     53.53    100.00   53.89
5.001% to 5.500%               24     5,980,092      2.54      6.436      710      249,170      79.08     49.68     99.00   56.40
5.501% to 6.000%              179    46,127,856     19.56      6.900      692      257,698      78.06     45.65     63.71   31.05
6.001% to 6.500%              287    63,944,249     27.11      7.292      679      222,802      78.34     47.06     50.95   15.33
6.501% to 7.000%              285    60,771,005     25.76      7.840      649      213,232      78.25     46.20     64.25   10.89
7.001% to 7.500%              178    34,384,895     14.58      8.289      640      193,174      78.27     46.56     42.60    4.78
7.501% to 8.000%              116    21,015,326      8.91      8.737      627      181,167      78.78     45.19     43.88    4.28
8.001% to 8.500%               21     2,890,922      1.23      9.209      604      137,663      79.23     43.89     72.30    0.00
8.501% to 9.000%                5       446,662      0.19      9.672      602       89,332      79.05     35.18     79.60       0
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,097   235,877,554    100.00      7.635      663      215,021      78.32     46.34     56.62   15.61
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              2       316,547      0.13      5.933      672      158,274      77.30     53.53    100.00   53.89
12.001% to 12.500%             23     5,920,105      2.51      6.426      711      257,396      79.12     49.69    100.00   56.97
12.501% to 13.000%            197    52,466,311     22.24      6.895      693      266,326      78.14     46.27     58.96   30.48
13.001% to 13.500%            277    60,987,231     25.86      7.326      673      220,171      78.30     46.97     55.24   13.07
13.501% to 14.000%            276    56,912,268     24.13      7.827      650      206,204      78.10     46.15     60.31   11.63
14.001% to 14.500%            172    32,625,373     13.83      8.310      641      189,682      78.38     46.40     45.67    5.55
14.501% to 15.000%            119    21,868,775      9.27      8.746      628      183,771      78.84     44.57     45.77    4.12
15.001% to 15.500%             23     3,386,369      1.44      9.215      613      147,233      79.25     44.02     63.72    0.00
15.501% to 16.000%              8     1,394,576      0.59      9.682      613      174,322      79.70     45.16     93.47    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,097   235,877,554    100.00      7.635      663      215,021      78.32     46.34     56.62   15.61
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                       7     1,808,370      0.77      7.949      652      258,339      75.34     48.23    100.00    0.00
July 2008                     151    30,416,868     12.90      7.640      661      201,436      78.04     47.73     58.42   22.03
August 2008                   419   102,477,863     43.45      7.524      671      244,577      78.50     45.56     43.84   23.33
September 2008                 48    12,686,849      5.38      7.799      666      264,309      78.25     46.01     51.72    8.04
April 2009                      1       106,286      0.05      6.990      660      106,286      74.98     54.58    100.00    0.00
June 2009                      12     2,932,540      1.24      7.924      599      244,378      78.35     51.77     95.91    0.00
July 2009                     164    28,182,614     11.95      7.741      640      171,845      78.17     48.06     80.42    1.07
August 2009                   226    43,145,850     18.29      7.763      658      190,911      78.30     45.66     62.56    3.75
September 2009                 32     6,608,383      2.80      7.916      669      206,512      78.28     47.91     72.48    8.09
July 2011                       8     1,224,027      0.52      7.774      653      153,003      77.87     43.74     70.76   16.01
August 2011                    23     4,851,859      2.06      7.290      702      210,950      78.48     47.76     65.62   37.02
September 2011                  3       934,545      0.40      6.545      713      311,515      79.04     41.20    100.00   80.89
August 2013                     3       501,500      0.21      7.518      694      167,167      80.00     32.49     28.71    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,097   235,877,554    100.00      7.635      663      215,021      78.32     46.34     56.62   15.61
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====